Exhibit 10.16

                    IMPERIAL PETROLEUM RECOVERY CORPORATION.
                     PIGGYBACK REGISTRATION RIGHTS AGREEMENT

         THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of August 5, 2005, by and among Imperial Petroleum Recovery Corporation, a Nevada corporation (the "COMPANY"), and the persons listed on the attached EXHIBIT A, as amended from time to time, who become signatories to this Agreement (collectively, the "HOLDERS").

         WHEREAS, the Company is offering convertible notes (the "Notes") to certain qualified investors in one or more private placement offerings (collectively, the "Offerings");

         WHEREAS, the Notes are convertible into shares of the Company's Common Stock;

         WHEREAS, in connection with entering into this Agreement, each of the Holders is purchasing Notes; and

         WHEREAS, in connection with the foregoing transactions, the Company and the Holders desire to provide certain registration rights to the Holders.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean shares of the Company's Common Stock, par value $.001 per share.

         "HOLDER" shall mean any holder of outstanding Registrable Securities, which have not been sold to the public, but only if such holder is one of the Holders.

         "QUALIFIED PUBLIC OFFERING" shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the Company's Common Stock.

         The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2, S-3, SB-1 or SB-2 in compliance with the Securities Act of 1933, as amended ("REGISTRATION STATEMENT"), and the declaration or ordering of the effectiveness of such Registration Statement.

         "REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public and issued upon conversion of the Notes purchased by or issued to the Holders, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions.


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         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders (if different from counsel to the Company), fees and disbursements of independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and the expense of any special audits incident to or required by any such registration.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

         2. NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, if after the closing of the Company's initial Qualified Public Offering the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 days after delivery of such written notice from the Company.

         3. UNDERWRITING IN PIGGYBACK REGISTRATION.

         (A) NOTICE OF UNDERWRITING IN PIGGYBACK REGISTRATION. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering (the "Underwriter's Representative"). The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Agreement.

         (B) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. If the Underwriter's Representative advises the Holders seeking registration of Registrable Securities pursuant to this Agreement in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all Holders requesting and legally entitled to include such securities in such Registration, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which such Holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3(b) shall be included in the Registration Statement.


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         4. WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

         5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with Registrations pursuant to this Agreement, shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

         6. TERMINATION OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under this Agreement and to receive notices pursuant to Section 2 of this Agreement shall terminate, with respect to each Holder, on the earlier of (i) the date five years after the closing date of the first Qualified Public Offering of securities pursuant to a Registration Statement to occur after the date of this Agreement, and (ii) with respect to each Holder if such Holder is eligible to sell all of such Holder's Registrable Securities under Rule 144 of the Securities Act within any three month period without volume limitations, or under Rule 144(k) thereunder.

         7. REGISTRATION PROCEDURES AND OBLIGATIONS. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days.

         (b) Prepare and file as expeditiously as reasonably practicable and in any event within ninety (90) days with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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         (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters (with a copy provided to each holder of Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with a copy provided to each holder of Registrable Securities).

         (i) Use all reasonable efforts to list the Registrable Securities covered by such registration statement on any securities exchange on which the Common Stock of the Company is then listed, or such securities exchange as shall be selected by the Company.

         (j) Notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement,
(ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement.

         (k) Make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

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         8. INFORMATION FURNISHED BY HOLDER.

         (a) It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any Registration.

         (b) Any Holder that makes an untrue statement or omission will indemnify and hold harmless the Company, each of its officers, directors, employees and agents, legal counsel, independent accountant, underwriter against all Damages, claims, liability, judgments, attorneys fees, court costs or other harm of any nature whatsoever arising out of or based upon any untrue statement or omission contained in any such Registration Statement or any document required for, or related to, a Registration. Company shall notify any Holder against which it may seek indemnification of any such claim related to any untrue statement or omission by any Holder. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, that the indemnifying party must reasonably approve defense counsel selected by the indemnifying, however, if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. If damages are adjudged to be attributable to more than one party, the amount paid or payable as damages shall be prorated as is appropriate to reflect the relative fault of each party that contributed to cause the damage. The obligations of the Company and Holders under this Section shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.


         9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. Any suit for the enforcement of this Agreement may be brought in the courts of Texas or any federal court sitting in Texas and each party hereto consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the Company by mail at the address specified above. Each party hereto hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in any inconvenient court.

         10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. HEADINGS. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

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         12. NOTICES. Notices under this Agreement shall be in writing and shall be sufficient if delivered personally or mailed by first class mail, postage paid, or sent by overnight courier service or electronic facsimile transmission to the party to whom such notice is given, with a copy to all other parties hereto, as follows:

                  (a)      If to the Company:
                           Imperial Petroleum Recovery Corporation
                           1970 South Starpoint Drive
                           Houston, TX 77032-5120
                           Attn: Mr. Alan B. Springer

                  (b) If to any Investor, at the address of such Holder set forth on their respective counterpart signature page hereto; or at such other address as any party may give notice pursuant to this section, provided that any such notice, if given by the Company, may be addressed to the address set forth in the Company's books as the address of any Investor or other person listed as a record holder of its capital stock. Any such notice addressed as provided herein shall be effective when deposited in the United States mail, duly addressed and with postage and fees prepaid, and the postmark shall conclusively determine the date of such deposit thereon.

         13. AMENDMENT OF AGREEMENT. Only a written instrument signed by the Company and by persons holding Notes comprising a majority of the aggregate principal amount outstanding thereunder may amend any provision of this Agreement.

         14. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         15. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement constitutes the entire contract among the Company and the Holders relative to the subject matter hereof. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.


         IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, as of the date first set above.

THE COMPANY:

IMPERIAL PETROLEUM RECOVERY CORPORATION

By:   Alan B. Springer
   -----------------------------------------
         Alan B. Springer, President and CEO



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                       COUNTERPART INVESTOR SIGNATURE PAGE








                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

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                                                Aggregate Principal
Name & Address of Holders   Convertible Note #        Balance
----------------------------------------------------------------------


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